UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 23, 2010

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Date of report (Date of earliest event reported):	(631) 465-3600

PARK ELECTROCHEMICAL CORP.
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Park Electrochemical Corp. (the "Company") issued a news release on September 23, 2010 reporting its results of operations for its 2011 fiscal year second quarter ended August 29, 2010. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 News Release dated September 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: September 23, 2010	By:	/s/ David R. Dahlquist
	Name:	David R. Dahlquist
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Number Exhibit	Description	Page

99.1	News Release dated September 23, 2010	5